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                                                                  EXHIBIT 10.15




                      THIRD AMENDMENT TO CREDIT AGREEMENT


         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated December 19, 1996 is effective as of September 15, 1996 and is entered into among EOTT ENERGY OPERATING LIMITED PARTNERSHIP (the "Borrower"), EOTT ENERGY CANADA LIMITED PARTNERSHIP (the "Guarantor") and ENRON CORP. (the "Lender").

                                    RECITALS

         The Borrower and the Lender entered into a Credit Agreement dated as of January 3, 1996, as amended by the First Amendment to Credit Agreement dated February 19, 1996 and as amended by the Second Amendment to Credit Agreement dated June 28, 1996 (the "Credit Agreement").

         The Credit Agreement is secured by the Security Agreements and guaranteed by the Subsidiary Guaranty (as defined in the Credit Agreement, collectively, the "Security Documents").

         The Borrower and the Lender desire to amend the Credit Agreement by making the modifications set forth below.

         Terms which are defined in the Credit Agreement shall have the same meanings when used in this Amendment unless otherwise defined in this Amendment.

                                   AGREEMENT

         For and in consideration of the mutual benefits to be derived by the Borrower, the Lender, and the Guarantor from this Amendment and other good and valuable consideration, the Borrower and Lender agree as follows:

        1. As of the date of this Amendment, Section 1.01 of the Credit Agreement shall be amended as follows:

                  a. In the definition of "Lender's Rate", the interest rate per annum from April 1 through the Maturity Date shall be defined as
         (i) the daily average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which dollar deposits in immediately available funds are offered to leading banks in the London interbank Eurodollar market on the day of the Loan in one-month deposits (ii) plus 30 basis points.

         2. The Borrower represents and warrants to the Lender that as of the date of this Amendment, no Default or Event of Default has occurred and is continuing, or would result from the Borrower and Lender entering into of this Amendment.

         3. As used in the Credit Agreement and the Security Documents and all instruments and documents executed in connection with the Credit Agreement and the Security Documents, the term "Credit Agreement" on and subsequent to the date of this Amendment shall mean the Credit Agreement as amended by this Amendment. Except as otherwise expressly amended hereby, the provisions of the Security Documents shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment. Each of the Guarantor and the Borrower hereby ratifies and affirms its obligations and continued liability under the Security Documents.

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         4. The amendments set forth above shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other terms or conditions of the Credit Agreement or any of the instruments or documents referred to in the Credit Agreement or (ii) prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or documents referred to in the Credit Agreement. Except as expressly modified by this Amendment, the terms and provisions of the Credit Agreement shall remain in full force and effect.

         5. This Amendment may be executed in any number of counterparts and all such counterparts shall together constitute one of the same instrument.

         6. THIS AMENDMENT AND THE OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO CONFLICT OF LAWS RULES THAT WOULD OTHERWISE APPLY.


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         EXECUTED as of the date first above written.

                                  EOTT ENERGY OPERATING LIMITED
                                  PARTNERSHIP

                                  By:    EOTT Energy Corp., its
                                         General Partner


                                  By:    /s/ SUSAN RALPH
                                         ---------------------------
                                         Susan Ralph
                                         Treasurer

                                  EOTT ENERGY CANADA LIMITED
                                  PARTNERSHIP

                                  By:    EOTT Canada Ltd., its Agent


                                  By:    /s/ SUSAN RALPH
                                         ---------------------------
                                         Susan Ralph
                                         Treasurer

                                  ENRON CORP.


                                  By:    /s/ SUSAN HODGE
                                         ---------------------------
                                         Susan Hodge
                                         Deputy Treasurer


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                                PROMISSORY NOTE

                                 Houston, Texas

$75,000,000                                                  December 18, 1996

         EOTT Energy Operating Limited Partnership (the "Borrower), a limited partnership formed and existing under the laws of Delaware, whose address is 1330 Post Oak Blvd., Houston, Texas 77056, promises and agrees to pay to the order of Enron Corp. (the "Lender"), 1400 Smith Street, Houston, Texas 77002, in lawful money of the United States and in immediately available funds, the principal sum of $75,000,000 (Seventy-Five Million United States Dollars) on or before March 31, 1997.

         The Borrower promises also to pay interest on the unpaid principal amount of the Loan (as defined in the Agreement) evidenced hereby in like money at said office from the date such loan is made until paid at the rates and at the times provided in the Agreement (as hereinafter defined).

         This Note is the Note referred to in the Credit Agreement dated as of January 3, 1996, between the Borrower and the Lender, as amended by the First Amendment to Credit Agreement dated as of February 19, 1996 and the Second Amendment to Credit Agreement dated as of June 28, 1996 (as from time to time in effect, the "Agreement"). This Note is entitled to the benefits of the Agreement and the other Credit Documents (as defined in the Agreement) and is secured by the Security Agreement (as defined in the Agreement).

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal and accrued interest on this Note may forthwith become due and payable in the manner and with the effect provided in the Agreement.

         The Borrower waives presentment, demand, protest and notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS.

                                 EOTT ENERGY OPERATING LIMITED
                                 PARTNERSHIP

                                 By:    EOTT Energy Corp., its
                                        General Partner


                                 By:    /s/ SUSAN RALPH
                                        -----------------------------
                                        Susan Ralph
                                        Treasurer


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                               December 19, 1996

EOTT Energy Operating Limited Partnership
1330 Post Oak Boulevard
Suite 2700
Houston, Texas  77056

Re: Credit Agreement dated as of June 30, 1995, as amended by the First Amendment to Credit Agreement dated July 21, 1995, the Second Amendment to Credit Agreement dated as of February 19, 1996 and the Third Amendment dated as of December 19, 1996 and effective as of September 15, 1996 (the "Revolving Credit Agreement") between EOTT Energy Operating Limited Partnership (the "Borrower") and Enron Corp. (the "Lender")

         Credit Agreement dated as of January 3, 1996, as amended by the First Amendment to Credit Agreement dated February 19, 1996, the Second Amendment to Credit Agreement dated June 28, 1996 and the Third Amendment to Credit Agreement dated as of the date hereof and effective as of September 15, 1996 (such Third Amendment being referred to herein as the "Third Amendment" and, together with such First Amendment and Second Amendment such Credit Agreement, being referred to herein as the "Term Credit Agreement") between the Borrower and the Lender

Ladies and Gentlemen:

         Reference is made to the Revolving Credit Agreement and the Term Credit Agreement. Unless otherwise defined in this letter, capitalized terms used in this letter shall have the meanings assigned to such terms in the Revolving Credit Agreement.

         At the request of the Borrower, the Lender waives any claim or right it may have against the Borrower as a result of the breach by the Borrower prior to, or at the time of execution of, the Third Amendment: (i) Section
11.05 (Minimum Tangible Net Worth), Section 11.06 (Minimum Working Capital), or
Section 11.15 (Leverage Ratio) of the Revolving Credit Agreement or (ii)
Section 7.05 (Minimum Tangible Net Worth), Section 7.06 (Minimum Working Capital), or Section 7.12 (Leverage Ratio) of the Term Credit Agreement.

         The waiver set forth above shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other terms and conditions of the Revolving Credit Agreement, the Term Credit Agreement, any Security Agreement, or any of the instruments or documents referred to in the Credit Agreement, the Term Credit Agreement, or any Security Agreement or (ii) prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Credit Agreement, the Term Credit Agreement, any Security Agreement, or any of the instruments or documents referred to in the Credit Agreement or any Security Agreement. Except as expressly waived by this letter, the terms and provisions of the Credit Agreement, the Term Credit Agreement, and each Security Agreement shall remain in full force and effect.


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                               Very truly yours,

                               ENRON CORP.


                               By:  /s/ SUSAN HODGE
                                    -----------------------
                                    Susan Hodge
                                    Deputy Treasurer



                               AGREED AND ACCEPTED:

                               EOTT ENERGY OPERATING
                               LIMITED PARTNERSHIP

                               By:   EOTT Energy Corp., its
                                     General Partner



                               By:  /s/ SUSAN RALPH
                                    -----------------------
                                    Susan Ralph
                                    Treasurer